                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                     Delaware Investments Arizona Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Colorado Insured
                           Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                      Delaware Investments Florida Insured
                              Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    Delaware Investments Minnesota Municipal
                                Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    3)  Filing Party:

        ------------------------------------------------------------------------

    4)  Date Filed:

        ------------------------------------------------------------------------

DELAWARE
INVESTMENTS(R
------------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP

                                                     2005 Market Street
                                                     Philadelphia, PA 19103-7094

FOR IMMEDIATE RELEASE

Contact:  Ayele Ajavon                          Laurel O'Brien
Corporate Communications                        Corporate Communications
Delaware Investments                            Delaware Investments
215-255-1632                                    215-255-1520
aajavon@delinvest.com                           lobrien@delinvest.com


        DELAWARE INVESTMENTS MUNICIPAL INCOME FUNDS ANNOUNCE ELECTION OF
            PATRICK P. COYNE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER
               OF THE FUNDS AND ADDITIONAL INFORMATION RELATED TO
                          THEIR UPCOMING ANNUAL MEETING

PHILADELPHIA, AUGUST 1, 2006 - Delaware Investments Arizona Municipal Income Fund, Inc. (ASE:VAZ), Delaware Investments Colorado Insured Municipal Income Fund, Inc. (ASE:VCF), Delaware Investments Florida Insured Municipal Income Fund (ASE:VFL) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (ASE:VMM), all closed-end investment management companies (each, a "Fund"), today announced that the Funds' Board of Directors/Trustees (the "Board") has elected Patrick P. Coyne as president and chief executive officer of each Fund, effective August 1, 2006. Mr. Coyne has been with Delaware Investments, the parent company of the Fund's investment manager, for more than 17 years and is currently the firm's president. Mr. Coyne is also president and chief executive officer of all funds in the Delaware Investments(R) Family of Funds. The team responsible for managing each Fund's assets remains in its role at Delaware Investments.

The Funds also announced additional information related to their upcoming Annual Meeting of Shareholders (the "Meeting"). A Combined Proxy Statement dated July 10, 2006 (the "Proxy Statement") related to the Meeting was mailed to each Fund's shareholders on or about July 12, 2006. The sole proposal to be presented to shareholders at the Meeting is the election of the Board. Subsequent to the mailing of the proxy materials, Jude T. Driscoll, a Director/Trustee and one of the nominees for election to the Board, resigned from the Board, effective August 1, 2006. As a result, Mr. Driscoll has withdrawn from the election described in the Proxy Statement, and any votes received with respect to Mr. Driscoll will therefore not be counted.

At a regularly scheduled meeting on August 16, 2006, the Board's Nominating Committee is expected to recommend substituting Patrick P. Coyne for Mr. Driscoll as a nominee for election to the Board and, if Mr. Coyne is recommended by the Nominating Committee, the Board is expected to recommend Mr. Coyne as a substitute nominee for election to the Board. As previously disclosed in the Proxy Statement, in the case of the withdrawal of a nominee for election, the power given by shareholders in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board. Accordingly, if Mr. Coyne is recommended by the Board as a substitute nominee, the named proxies are expected to exercise their discretion to vote for Mr. Coyne at the Meeting.

The investment objective of each Fund is to provide current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, each Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund.

ABOUT DELAWARE INVESTMENTS:
Delaware Investments, an affiliate of Lincoln Financial Group, is a Philadelphia-based diversified asset management firm with more than $120 billion in assets under management as of March 31, 2006. Through a broad range of managed accounts and portfolios, mutual funds, retirement accounts, sub-advised funds, education savings plans and other investment products, Delaware Investments provides investment services to individual investors and to institutional investors such as private and public pension funds, foundations, and endowment funds. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries. For more information on Delaware Investments, visit the company at www.delawareinvestments.com. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE: LNC) and its affiliates. For more information on Lincoln Financial Group, visit www.lfg.com.


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